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                                                               Exhibit 10.33(b)

                                SECOND AMENDMENT
                                       TO
                             OFFICE LEASE AGREEMENT
                                      WITH
                            CHAUTAUQUA AIRLINES, INC.

     THIS SECOND AMENDMENT, made and entered into this 2 day of October 1998, by and between the Indianapolis Airport Authority, (hereinafter referred to as "AUTHORITY"), and Chautauqua Airlines, Inc., a New York corporation, authorized to do business in the State of Indiana, (hereinafter referred to as "LESSEE").

                              W I T N E S S E T H:

     WHEREAS, LESSEE desires to rent additional office space on the fourth floor of the Administration Building commonly known as Room 415A and Room 415C; and

     WHEREAS, LESSEE desires to have an option to extend their lease;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereby agree that Article 1., LEASED PREMISES.
Article 2., TERM, Article 3., RENTAL, LEASED PREMISES and Article 3 RENTAL RENTAL SCHEDULE are hereby deleted and the following are substituted:

     1. LEASED PREMISES

        The term "Leased Premises" shall consist of 9,749.1 square feet on the third floor of the Administration Building including the mens and womens restrooms, although no rental is being charged for this square footage and excepting the telephone equipment, mechanical, electrical and janitorial rooms, corridor and lobby and 3.899.65 square feet on the fourth floor of the Administration Building of which all of the rental space is more particularly shown on Exhibit "A" dated September 15, 1998, attached hereto.

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     2. TERM

        LESSEE shall have a different term for each floor it shall occupy. The term for the third floor Leased Premises commenced on August 1, 1998 and shall expire July 31, 2001. The term for the fourth floor Leased Premises, except for Rooms 415A and 415C, commenced on August 1, 1998 and shall expire on July 31, 2000. The commencement date for Rooms 415A and 415C shall begin on day of occupancy via letter of agreement and shall expire on July 31, 2000.

            LESSEE shall have an option to extend this Lease for an additional term of three (3) years upon the rental terms outlined in Article 3. B. LESSEE shall have a different term for each floor it shall occupy. The option term for the third floor shall commence August 1, 2001 and shall terminate on July 31, 2004. The option term for the fourth floor shall commence on August 1, 2000 and shall expire on July 31, 2003.

            LESSEE may exercise the option by mailing or delivering to AUTHORITY written notice of such intention not later than six (6) months prior to the date of expiration of the primary terms and the first option terms. Notification date on the third floor shall be on or before February 1, 2001. Notification date on the fourth floor shall be on or before February 1, 2000.

     3. RENTAL

        A.  LEASED PREMISES

            Rental for the use of said Leased Premises and appurtenances thereto, LESSEE agrees to pay per annum in accordance with the following rental schedules payable in advance in twelve (12) equal payments on the first day of each calendar month affective on the first day of occupancy.

                                        2
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            RENTAL SCHEDULE - PRIMARY TERM

            THIRD FLOOR

            AUGUST 1, 1998 THROUGH JULY 31, 2001
            9,749.1 square feet X $10.50 p.s.f. = $102,365.55 per year payable at $8,530.46 per month.

            FOURTH FLOOR

            AUGUST 1, 1998 THROUGH OCCUPANCY OF ROOMS 415A AND 415C 2,763.65 square feet X $10.50 p.s.f. = $29,018.33 payable at
            $2,418.19 per month

            OCCUPANCY OF 415A AND 415C THROUGH JULY 31, 2000

            3,899.65 X $10.50 p.s.f = $40,946.33 per year payable at $3,412.19 per month

                 Rental for Rooms 415A and 415C shall begin on date of
            occupancy via letter of agreement.

                 Any partial month of rent shall be prorated. Said rent shall be payable at the office of the AUTHORITY or such other place as

            AUTHORITY may from time to time designate.

            B. RENTAL SCHEDULE - OPTION PERIODS.

            THIRD FLOOR

            August 1, 2001 - July 31, 2002

            9,749.1 square feet X $11.00 per square feet = $107,240.00 per year
                                                           $  8,936.69 per month
            August 1, 2002 Through July 31, 2003
            9,749.1 square feet X $11.50 per square feet = $112,114.65 per year
                                                           $  9,342.89 per month

            August 1, 2003 Through July 31, 2004
            9,749.1 square feet X $12.00 per square feet = $116,989.20 per year
                                                           $  9,749.10 per month

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            FOURTH FLOOR

            August 1, 2000 through July 31, 2001
            3,899.65 square feet X $11.00 per square feet = $42,896.15 per year
                                                            $ 3,574.68 per month
            August 1, 2001 through July 31, 2002
            3,899.65 square feet X $11.50 per square feet = $44,845.98 per year
                                                            $ 3,737.16 per month
            August 1, 2002 through July 31, 2003
            3,899.65 square feet X  12.00 per square feet = $46,795.80 per year
                                                            $ 3,899.65 per month

                                       4
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     THIS SECOND AMENDMENT shall be effective this 2 day of October, 1998 and all other terms of the basic Lease dated June 17, 1994, shall remain the same.

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the date first above mentioned.

                                          INDIANAPOLIS AIRPORT AUTHORITY

                                         By /s/ Michael W. Wells
                                            ------------------------------------
                                            Michael W. Wells, President

                                         By /s/ Gordon St. Angelo
                                            ------------------------------------
                                            Gordon St. Angelo, Vice President

                                         By /s/ Gene P. Haflich
                                            ------------------------------------
                                            Gene P. Haflich, Secretary

                                         By [SEAL OF ABSENT]
                                            ------------------------------------
                                            Max L. Siegel, Member

                                         By /s/ Richard L. Cunningham
                                            ------------------------------------
                                            Richard L. Cunningham, Member

                                         By /s/ Michael B. Stayton
                                            ------------------------------------
                                            Michael B. Stayton, Member

                                         By /s/ David B. Mansfield
                                            ------------------------------------
                                            David B. Mansfield, Member

                                                     AUTHORITY

CHAUTAUQUA AIRLINES, INC.

By /s/ [ILLEGIBLE]
   ----------------------------------

Title Executive V.P. & COO
      -------------------------------

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